UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 25, 2013

_________________________

RESPONSE BIOMEDICAL CORP.

(Exact name of registrant as specified in its charter)

Vancouver, British Columbia, Canada	000-50571	98 -1042523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1781 - 75th Avenue W.

Vancouver, British Columbia, Canada V6P 6P2

(Address of principal executive offices, including zip code)

(604) 456-6010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 25, 2013, Response Biomedical Corp (“Response”) issued a press release announcing that it has entered into distribution agreements with Shanghai Elite Biotech Co., Ltd. and Beijing Clear Biotech Co., Ltd. to distribute its Cardiovascular portfolio of RAMP® products in China following the approval of Response’s RAMP® branded cardiovascular Point of Care Testing portfolio by the China Food and Drug Administration. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K..

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Press release of Response Biomedical Corp. dated November 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPONSE BIOMEDICAL CORP.

By:	/s/ William J. Adams
William J. Adams Chief Financial Officer

Date: November 27, 2013

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Response Biomedical Corp. dated November 25, 2013.